UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): November 3, 2009

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

Quarterly Results Press Release

On November 3, 2009, a press release was issued regarding the fourth quarter and fiscal 2009 results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	July ‘09	August ‘09	September ‘09
Process Management	-25 to -20	-25 to -20	-15 to -10
Industrial Automation	> -30	> -30	> -30
Network Power	-20 to -15	-20 to -15	-15
Climate Technologies	-15 to -10	-15 to -10	-5 to 0
Appliance and Tools	-25	-25	-25 to -20
Total Emerson	-25	-25 to -20	-20 to -15

September 2009 Order Comments:

Emerson’s trailing three-month order rate was down 15 to 20 percent, with currency exchange rates positively impacting orders by approximately 3 percentage points. The trailing three-month underlying order rate trend lines for September have flattened out for Process Management and have shown modest improvement across the rest of the business segments versus the August trailing three-month period.

Process Management order rates were down 10 to 15 percent in the trailing three-month period. Currency exchange rates positively impacted the order growth rate by approximately 9 percentage points. The trailing three-month underlying order rates for July, August and September, excluding currency, were at similar levels. Order rates remain mixed among end-markets.

While order rates across the Industrial Automation business segment remained very weak, they have stabilized at low levels in the trailing three-month period.

Infrastructure spending in China, including renewable energy projects, continued to positively impact the China network power business. This growth was more than offset by broad weakness across the balance of the businesses in the Network Power segment.

Climate Technologies trailing three-month order rates improved with continued strength driven by China.

Challenging U.S. residential, non-residential and consumer end market conditions continued to negatively impact the Appliance and Tools order trends.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s fourth quarter and fiscal year 2009 results during an investor conference call that will be held on Tuesday, November 3, 2009. The call will begin at 3:00 p.m. Eastern Standard Time (2:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

November 11, 2009 – Baird 2009 Industrial Conference

Location: Chicago, Illinois

Time: 11:05 a.m. to 11:35 a.m. Eastern Standard Time

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation and webcast: Access to the webcast will be available in the Investor Relations area of Emerson’s website at www.emerson.com/financial at the time of the event. A replay of the webcast will be available for approximately one week at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibits

99.1	Emerson’s November 3, 2009 Press Release announcing its fourth quarter and fiscal 2009 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 3, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s November 3, 2009 Press Release announcing its fourth quarter and fiscal 2009 results.